UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2017

Item 1. Schedule of Investments

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2017 (Unaudited)

	Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES 122.7%
CRUDE/REFINED PRODUCTS 30.4%
Buckeye Partners LP(a)	330,359	$22,768,342
Enbridge Energy Partners LP(a)	865,105	15,658,401
Genesis Energy LP(a)	422,799	14,307,518
NuStar Energy LP(a)	47,708	2,492,266
NuStar GP Holdings LLC(a)	309,022	8,930,736
Phillips 66 Partners LP	32,500	1,807,975
Plains All American Pipeline LP(a)	570,780	18,310,622
SemGroup Corp., Class A(a)	210,132	7,386,140
Sunoco Logistics Partners LP	321,218	8,136,452
Valero Energy Partners LP	61,000	2,986,560
Western Refining Logistics LP	95,300	2,325,320
		105,110,332
DIVERSIFIED MIDSTREAM 48.7%
Energy Transfer Equity LP	61,732	1,163,031
Energy Transfer Equity LP (Unregistered)(b),(c)	277,700	5,123,565
Energy Transfer Partners LP(a)	1,129,477	42,705,525
Enterprise Products Partners LP	1,628,964	45,659,861
Kinder Morgan	239,019	5,093,495
MPLX LP	664,055	24,709,486
ONEOK Partners LP	227,000	11,890,260
Williams Cos. (The)	188,195	5,333,446
Williams Partners LP(a)	653,309	26,328,353
		168,007,022
GATHERING & PROCESSING 20.9%
American Midstream Partners LP(a)	269,898	4,277,883
Antero Midstream Partners LP	59,107	2,027,370
DCP Midstream Partners LP(a)	114,894	4,503,845
Enable Midstream Partners LP(a)	139,091	2,269,965
EnLink Midstream Partners LP(a)	491,226	9,195,751
Martin Midstream Partners LP	138,967	2,661,218
Noble Midstream Partners LP(a)	117,279	5,699,759
PennTex Midstream Partners LP	282,564	4,518,198
Rice Midstream Partners LP(a)	672,875	16,559,454
Tallgrass Energy GP LP(a)	136,338	3,873,363
Tallgrass Energy Partners LP	93,899	5,019,841

	Number of Shares/Units	Value
Targa Resources Corp.(a)	201,225	$11,369,212
		71,975,859
MARINE SHIPPING/OFFSHORE 6.1%
GasLog Partners LP (Monaco)	80,000	1,904,000
Golar LNG Partners LP (Marshall Islands)	403,492	9,094,710
Hoegh LNG Partners LP (Marshall Islands)	221,625	4,277,362
KNOT Offshore Partners LP (Marshall Islands)	92,041	2,029,504
Teekay Corp. (Marshall Islands)	208,200	2,044,524
Teekay Offshore Partners LP (Marshall Islands)	316,378	1,616,692
		20,966,792
NATURAL GAS PIPELINES 11.4%
Cheniere Energy Partners LP(a)	304,625	9,979,515
TC PipeLines LP(a)	188,083	11,484,348
Tesoro Logistics LP(a)	186,200	10,484,922
TransCanada Corp. (CAD) (Canada)	93,211	4,285,095
Veresen (CAD) (Canada)	320,000	3,257,341
		39,491,221
OIL & GAS STORAGE 2.0%
Arc Logistics Partners LP(a)	296,193	4,436,971
VTTI Energy Partners LP (Marshall Islands)	132,080	2,417,064
		6,854,035
OTHER 1.2%
Sprague Resources LP(a)	155,945	4,265,096
PROPANE 1.4%
Suburban Propane Partners LP(a)	182,488	4,772,061
RENEWABLE ENERGY 0.6%
Pattern Energy Group(a)	105,620	2,195,840
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$364,459,324)		423,638,258
PREFERRED SECURITIES—$25 PAR VALUE 5.1%
BANKS 1.2%
Bank of America Corp., 6.00%, Series EE(d)	63,725	1,639,007
Citigroup, 6.30%, Series S(d)	16,926	444,815
GMAC Capital Trust I, 6.824%, due 2/15/40, Series 2 (TruPS) (FRN)(e)	35,000	900,200

	Number of Shares/Units	Value
Wells Fargo & Co., 5.85%(d)	40,000	$1,075,600
		4,059,622
CHEMICALS 0.5%
CHS, 7.50%, Series 4(d)	11,388	328,316
CHS, 7.10%, Series II(d)	55,395	1,587,067
		1,915,383
DIVERSIFIED FINANCIAL SERVICES 0.3%
Morgan Stanley, 5.85%, Series K(d)	45,475	1,175,529
INSURANCE—REINSURANCE—FOREIGN 0.3%
Axis Capital Holdings Ltd., 5.50%, Series E (Bermuda)(d)	40,400	940,512
REAL ESTATE—DIVERSIFIED 0.9%
Colony NorthStar, 8.50%, Series F(d)	60,959	1,561,160
VEREIT, 6.70%, Series F(d)	57,812	1,501,956
		3,063,116
TECHNOLOGY—SOFTWARE 0.3%
eBay, 6.00%, due 2/1/56	40,226	1,037,831
UTILITIES 1.6%
Dominion Resources, 5.25%, due 7/30/76, Series A	22,886	538,736
DTE Energy Co., 5.375%, due 6/1/76, Series B	43,925	1,062,107
Integrys Holdings, 6.00%, due 8/1/73	48,029	1,265,684
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K	19,871	473,526
SCE Trust IV, 5.375%, Series J(d)	29,410	788,482
Southern Co./The, 6.25%, due 10/15/75	54,000	1,439,100
		5,567,635
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$17,173,473)		17,759,628

	Principal Amount/Shares
PREFERRED SECURITIES—CAPITAL SECURITIES 2.2%
BANKS 0.4%
Citigroup, 6.25%, Series T(d)	$1,000,000	1,089,820
Wells Fargo Capital X, 5.95%, due 12/1/86	250,000	268,125
		1,357,945

	Principal Amount/Shares		Value
BANKS—FOREIGN 0.5%
Barclays PLC, 7.875% (United Kingdom)(d)	$400,000		$420,704
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)(d)	1,000,000		1,059,000
Societe Generale SA, 7.375%, 144A (France)(c),(d)	200,000		203,000
			1,682,704
INTEGRATED TELECOMMUNICATIONS SERVICES 0.2%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(c)	500	†	581,562
PIPELINES 0.1%
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	386,000		415,915
UTILITIES 1.0%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	850,000		935,000
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(c)	2,200,000		2,541,000
			3,476,000
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,137,790)			7,514,126

	Number of Shares/Units
SHORT-TERM INVESTMENTS 0.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.42%(f)	1,000,000	1,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,000,000)		1,000,000

		Value
TOTAL INVESTMENTS (Identified cost—$389,770,587)	130.3%	$449,912,012

LIABILITIES IN EXCESS OF OTHER ASSETS	(30.3)	(104,521,216)
NET ASSETS (Equivalent to $12.89 per share based on 26,793,340 shares of common stock outstanding)	100.0%	$345,390,796

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
FRN	Floating Rate Note
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

(a)         All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $215,076,900 in aggregate has been pledged as collateral.

(b)         Illiquid security. Aggregate holdings equal 1.5% of the net assets of the Fund.  This security was acquired on January 6, 2017 at a cost of $4,998,600 ($18.00 per share).

(c)          Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $8,449,127 or 2.5% of the net assets of the Fund, of which 1.5% are illiquid.

(d)         Perpetual security.  Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.

(e)          Variable rate.  Rate shown is in effect at February 28, 2017.

(f)           Rate quoted represents the annualized seven-day yield of the fund.

†                 Represents shares.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of February 28, 2017.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of February 28, 2017 in valuing the Fund’s investments carried at value:

		Quoted Prices in Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Master Limited Partnerships and Related Companies:
Diversified Midstream	$168,007,022	$162,883,457	$—	$5,123,565	(a),(b)
Other Industries	255,631,236	255,631,236	—	—
Preferred Securities— $25 Par Value:
Utilities	5,567,635	4,301,951	1,265,684	—
Other Industries	12,191,993	12,191,993	—	—
Preferred Securities—
Capital Securities	7,514,126	—	7,514,126	—
Short-Term Investments	1,000,000		1,000,000
Total Investments(c)	$449,912,012	$435,008,637	$9,779,810	$5,123,565

(a)         Private placement in a public equity classified as Level 3 is valued at a discount to quoted market price to reflect limited liquidity.

(b)         Fair valued, pursuant to the Fund’s fair value procedures utilizing significant unobservable inputs and assumptions.  A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(c)          Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total	Master Limited Partnerships and Related Companies— Diversified Midstream	Master Limited Partnerships and Related Companies— Gathering & Processing
Balance as of November 30, 2016	$1,148,691	$—	$1,148,691
Purchases	4,998,600	4,998,600	—
Sales	(1,194,239)	—	(1,194,239)
Change in unrealized appreciation (depreciation)	170,513	124,965	45,548
Balance as of February 28, 2017	$5,123,565	$5,123,565	$—

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on February 28, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $124,965.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at February 28, 2017	Valuation Technique	Unobservable Input	Input Value
Maseter Limited Partnerships and Related Companies:
Diversified Midstream	$5,123,565	Market Price Less Discount	Liquidity Discount	2.05%

The significant unobservable inputs utilized in the fair value measurement of the Fund’s Level 3 equity investments in Master Limited Partnerships and Related Companies—Diversified Midstream is a discount to quoted market prices to reflect limited liquidity. Significant increases (decreases) in this input may result in a materially lower (higher) fair value measurement.

Note 2. Income Tax Information

As of February 28, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$389,770,587
Gross unrealized appreciation	$74,375,474
Gross unrealized depreciation	(14,234,049)
Net unrealized appreciation (depreciation)	$60,141,425

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: April 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Principal Financial Officer

Date: April 24, 2017